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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                ---------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported)    July 6, 2001


                             Michaels Stores, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-11822                  75-1943604
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


               8000 Bent Branch Drive, Irving, Texas     75063
                    P. O. Box 619566, DFW, Texas       75261-9566
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code    (972) 409-1300


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ITEM 5. OTHER EVENTS.

        On July 6, 2001, Michaels Stores, Inc. (Nasdaq: MIKE) (the "Company") announced that it has completed a private placement of $200 million of its 9 1/4% Senior Notes due 2009 in a transaction exempt from the registration requirements of the Securities Act of 1933. Pursuant to Rule 135c of the Securities Act of 1933, the Company is filing herewith the press release issued July 6, 2001 as Exhibit 99.1 hereto.

        The Notes that have been offered have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
    (c)
    Exhibits.



                Exhibit No. Description
                ----------- -----------------------------------
                99.1.       Press Release, dated July 6, 2001.


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


    MICHAELS STORES, INC.


    By: /s/ BRYAN M. DECORDOVA
       -----------------------------------------------------------
       Name: Bryan M. DeCordova
       Title: Executive Vice President and Chief Financial Officer


Date: July 6, 2001
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                                 EXHIBIT INDEX

Exhibit No. Description
----------- -----------------------------------
99.1.       Press Release, dated July 6, 2001.